UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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☐	Soliciting Material Pursuant to §240.14a-12

CTD Holdings, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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6714 NW 16th Street, Suite B
Gainesville, Florida 32653

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on August 27, 2019

To Our Shareholders:

You are cordially invited to attend a Special Meeting of Shareholders of CTD Holdings, Inc. (the “Company”) to be held on August 27, 2019, at 10:00 a.m., Eastern Standard Time, at the offices of Fox Rothschild LLP, 101 Park Avenue, 17th Floor, New York, New York 10178, for the following purposes:

1.     To approve an amendment to the Company’s Articles of Incorporation changing the Company’s name to Cyclo Therapeutics, Inc.;

2.     To approve the Company’s 2019 Omnibus Equity Incentive Plan;

3.     To grant our Board of Directors discretionary authority to amend our Articles of Incorporation to effect a reverse split of the Company’s Common Stock in such ratio as shall be determined by the Board of Directors at a later date, but which shall be no greater than a one-for-15 reverse stock split; and

4.     To transact such other business as may properly come before the special meeting or any adjournment or postponement thereof.

Shareholders of record at the close of business on July 12, 2019 are entitled to notice and to vote at the special meeting and any adjournment or postponement of the meeting.

Whether or not you plan to attend the special meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or by signing, dating and returning the enclosed proxy card in the enclosed envelope. If you decide to attend the special meeting, you will be able to vote in person, even if you have previously submitted your proxy.

By Order of the Board of Directors

N. Scott Fine
Chairman of the Board and
Chief Executive Officer
July 19, 2019

CTD HOLDINGS, INC.

6714 NW 16th Street, Suite B
Gainesville, Florida 32653

PROXY STATEMENT

Special Meeting of Shareholders to be held on August 27, 2019

The enclosed proxy is solicited on behalf of the Board of Directors of CTD Holdings, Inc., a Florida corporation (the “Company”), for use at the special meeting of shareholders to be held on August 27, 2019, at 10:00 a.m., Eastern Standard Time, or at any adjournment or postponement of the meeting, for the purposes set forth in this proxy statement and in the accompanying Notice of Special Meeting.

The special meeting will be held at the offices of Fox Rothschild LLP, 101 Park Avenue, 17th Floor, New York, New York 10178.

The Company intends to mail this proxy statement and accompanying proxy card on or about July 19, 2019 to all shareholders entitled to vote at the special meeting.

All expenses incurred in connection with this solicitation will be paid by the Company.

Purposes of the Special Meeting

The special meeting has been called for the following purposes:

1.     To approve an amendment to the Company’s Articles of Incorporation changing the Company’s name to Cyclo Therapeutics, Inc.;

2.     To approve the Company’s 2019 Omnibus Equity Incentive Plan;

3.     To grant our Board of Directors discretionary authority to amend our Articles of Incorporation to effect a reverse split of the Company’s Common Stock in such ratio as shall be determined by the Board of Directors at a later date, but which shall be no greater than a one-for-15 reverse stock split; and

4.     To transact such other business as may properly come before the special meeting or any adjournment or postponement thereof.

VOTING PROCEDURES

How You Can Vote

You may vote your shares by proxy or in person using one of the following methods:

●

Voting by Internet. You may vote over the Internet using the directions on your proxy card by accessing the website address printed on the card. The deadline for voting over the Internet is August 26, 2019, at 11:59 p.m., Eastern Standard Time. If you received a proxy card and vote over the Internet, you need not return your proxy card.

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Voting by Proxy Card. You may vote by completing and returning your signed proxy card. To vote using your proxy card, please mark, date and sign the card and return it by mail in the accompanying postage-paid envelope. You should mail your signed proxy card sufficiently in advance for it to be received by August 26, 2019.

●

Voting by Telephone. If you hold your shares through a broker, bank or other nominee, you may vote using the directions on your proxy card by calling the toll-free telephone number printed on the card. The deadline for voting by telephone is August 26, 2019, at 11:59 p.m., Eastern Standard Time. If you received a proxy card and vote by telephone, you need not return your proxy card.

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Voting in Person. You may vote in person at the special meeting if you are the record owner of the shares to be voted. You can also vote in person at the special meeting if you present a properly signed proxy that authorizes you to vote shares on behalf of the record owner.

Record Date and Voting Rights

The Board has fixed the close of business on July 12, 2019, as the record date for the determination of shareholders entitled to receive notice of and to vote at the special meeting and any adjournment or postponement of the special meeting. As of the close of business on July 12, 2019, the Company had outstanding 121,034,463 shares of Common Stock. The presence at the special meeting, in person or by proxy, of the holders of a majority of our shares of Common Stock at the special meeting will constitute a quorum.

How You Can Vote Shares Held by a Broker, Bank or Other Nominee

If your shares are held in the name of a broker, bank or other nominee, you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. If your shares are not registered in your own name and you plan to vote your shares in person at the special meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the special meeting in order to vote.

For shares held in “street name” through a broker, bank or other nominee, the broker, bank or nominee may not be permitted to exercise voting discretion with respect to the matters to be acted upon. Thus, if you do not give your broker, bank or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval.

How Your Proxy Will Be Voted

If you vote by proxy, the proxy holders will vote your shares in the manner you indicate. You may specify whether your shares should be voted for or against each of the proposed amendments.

If the proxy card is signed and returned, but voting directions are not made, the proxy will be voted in favor of the proposals set forth in the accompanying “Notice of Special Meeting of Shareholders” and in such manner as the proxy holders named on the enclosed proxy card in their discretion determine upon such other business as may properly come before the special meeting or any adjournment or postponement thereof.

How You Can Revoke Your Proxy and Change Your Vote

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted by:

●	attending the special meeting and voting in person;

●	delivering a written revocation to the Company’s Chief Executive Officer;

●	timely submitting another signed proxy card bearing a later date; or

●	timely voting by telephone or over the Internet as described above.

Your most current proxy card, telephone, or Internet proxy is the one that will be counted.

PROPOSAL NO. 1

AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO CHANGE THE COMPANY’S NAME TO CYCLO THERAPEUTICS, INC.

The Company’s Board of Directors has unanimously approved a proposal to amend its Articles of Incorporation changing the Company’s name from CTD Holdings, Inc. to Cyclo Therapeutics, Inc.  In the last several years, the Company’s core business has transitioned to a biotechnology company primarily focused on the development of cyclodextrin-based biopharmaceuticals for the treatment of disease from a business that had been primarily reselling basic cyclodextrin products. As a result, the Board of Directors believes that the name Cyclo Therapeutics, Inc. is more consistent with, and more accurately reflects, the Company’s current business.

The text of the form of proposed amendment to the Company’s Articles of Incorporation to change the Company’s name is attached to this proxy statement as Appendix A.

If the Company’s shareholders approve this Proposal, then subject to obtaining requisite approval from  the Financial Industry Regulatory Authority (“FINRA”), the Company expects to file Articles of Amendment to the Company’s Articles of Incorporation with the Secretary of State of the State of Florida to change the Company’s name to Cyclo Therapeutics, Inc.

Effects of the Name Change

The change of the Company's name will not in any way affect the voting or other rights that accompany the Common Stock, or the validity or transferability of stock certificates currently outstanding. The Company is not requiring a mandatory exchange of stock certificates. Shareholders may transmit their stock certificates to the Company's transfer agent, vStock Transfer LLC, at 18 Lafayette Pl, Woodmere, NY 11598 in exchange for a new certificate reflecting the Company's new name. Service charges may be payable by any holder who chooses to exchange stock certificates. Shareholders who determine not to exchange their stock certificate at this time, will receive a new certificate reflecting the Company's new name upon any future sale or transfer of the Company's stock to which they are a party.

Vote Required; Recommendation of Company Board of Directors

Assuming the existence of a quorum, this proposal will be approved if the number of shares of Common Stock voted in favor of this Proposal No. 1 constitutes a majority of the shares of Common Stock outstanding on the record date. Accordingly, abstentions and broker non-votes will have the same effect as votes against this proposal, but will be counted for determining the existence of a quorum.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 1 TO CHANGE THE COMPANY’S NAME TO CYCLO THERAPEUTICS, INC.

PROPOSAL NO. 2

APPROVAL OF THE 2019 OMNIBUS EQUITY INCENTIVE PLAN

Shareholders are requested in this Proposal 2 to approve the Company’s 2019 Omnibus Equity Incentive Plan (the “2019 Plan”). For a complete statement of the terms and provisions of the 2019 Plan, please refer to the full text of the 2019 Plan, appearing as Appendix B to this Proxy Statement. The essential features of the 2019 Plan are outlined below:

Purpose; Term. Our Board of Directors adopted the 2019 Plan on July 2, 2019. The 2019 Plan will become effective upon approval by shareholders and continue for a period of ten years following shareholder approval. The 2019 Plan provides for the granting to our employees, officers, directors, consultants and advisors of performance awards payable in shares of Common Stock, stock options (non-statutory and incentive), restricted stock awards, stock appreciation rights (“SARs”), restricted share units (“RSUs”) and other stock-based awards. The purpose of the 2019 Plan is to secure for the Company and its shareholders the benefits arising from capital stock ownership by eligible participants who are expected to contribute to the Company’s future growth and success. To date, we have not granted any awards under the 2019 Plan.

Administration. The 2019 Plan will be administered by a committee of the Board comprised of at least two non-employee directors (the “Committee”). Subject to the terms of the 2019 Plan, the Committee has the authority to determine the individuals to whom, and the time or times at which, awards are made, the size of each award, and the other terms and conditions of each award (which need not be identical across participants). The Committee also has the authority, subject to the express provisions of the 2019 Plan, to construe the respective agreements under the plan, proscribe, amend and rescind rules and regulations relating to the plan, accelerate or extend the dates options may be exercised or accelerate the vesting of other stock awards, and make all other determinations which are in the Committee’s judgment necessary or desirable for the administration of the plan.

Stock Subject to 2019 Plan. Subject to certain adjustment provisions described below, the number of shares of Common Stock which are set aside and reserved for issuance under the 2019 Plan is 6,843,750 shares.

Reversion of Shares. There are certain circumstances under which shares of Common Stock that are already subject to an outstanding award under the 2019 Plan may revert to the 2019 Plan and may become available for reissuance. Specifically, if a stock award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, or if any shares of Common Stock issued to a participant pursuant to an award are forfeited to us (i.e., in the case of restricted stock), then the shares not acquired shall revert to and again become available for issuance under the 2019 Plan.

Maximum number of Shares Issued through Incentive Stock Options. The maximum aggregate number of shares that may be issued under the 2019 Plan through the grant of incentive stock options (“ISOs”) is 500,000.

Eligible Participants. Subject to certain limitations, awards under the 2019 Plan may be granted to any employee, officer, director, consultant or advisor to the Company and its subsidiaries, provided that only employees of the Company and its subsidiaries may be granted ISOs under the 2019 Plan.

Plan Amendments and Termination. The Board may at any time, and from time to time, modify or amend the 2019 Plan in any respect, provided that no such modification or amendment may adversely affect the rights of a participant under an existing stock award that has been previously granted.

The Board may at any time suspend or terminate the Plan, provided that any such suspension or termination shall not adversely affect the rights of a participant under any stock award previously granted while the Plan is in effect except with the consent of the participant.

Transferability. Unless otherwise approved by the Committee, awards under the 2019 Plan are not assignable or transferable by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the participant, shall be exercisable only by the participant.

Performance Awards, Restricted Stock Awards, Restricted Share Units, SARs and other Awards

Generally. As a condition to the grant of a performance award, restricted stock award, restricted share unit or SAR, each participant must execute an agreement evidencing such award not inconsistent with the 2019 Plan. The terms and conditions of each such agreement may change from time to time and agreements need not be identical, with certain exceptions noted below.

Performance Awards. Performance awards are restricted stock awards, restricted share unit awards or other awards that may be granted or may vest based upon the attainment of certain performance goals during a designated performance period. The length of any performance period, the performance goals to be achieved, and the measure of whether and to what degree such performance goals have been attained, are conclusively determined by the Committee in its sole discretion.

Restricted Stock Awards. A restricted stock award may be awarded as a stock bonus with no cash purchase price to be paid by a participant, to the extent permitted under applicable law, and subject to such vesting and forfeiture provisions as may be determined by the Committee at the time of grant. If the participant’s service with us terminates for any reason, unvested restricted stock will be forfeited unless the applicable award agreement provides otherwise.

Restricted Share Units. A restricted share unit (“RSU”) is a promise to issue shares of Common Stock equivalent to the number of units covered by the award at or after vesting of the Common Stock underlying the units. A participant may receive on settlement of a restricted share unit shares of Common Stock, their cash equivalent or any combination of the two, as determined by the Committee. At the time of grant, the Committee may also determine any restrictions or conditions to the vesting of the shares subject to the award or any other restrictions or conditions that delay delivery of such shares. If the participant’s service with us terminates for any reason, unvested restricted share units will be forfeited unless the applicable award agreement provides otherwise.

Stock Appreciation Rights. Stock appreciation rights are granted pursuant to stock appreciation rights agreements. The Committee determines the strike price for a stock appreciation right, which may not be less than 100% of the fair market value of our Common Stock on the date of grant. Upon the exercise of a stock appreciation right, we will pay the participant an amount equal to the product of (a) the excess of the per share fair market value of our Common Stock on the date of exercise over the strike price, multiplied by (b) the number of shares of Common Stock with respect to which the stock appreciation right is exercised. A stock appreciation right granted under the 2019 Plan vests at the rate specified in the stock appreciation rights agreement as determined by the Committee.

Other Equity Awards. The Committee may grant other awards based in whole or in part by reference to our Common Stock. The Committee will set the number of shares under the award, the purchase price, if any, the timing of exercise and vesting and any repurchase rights associated with such awards.

Stock Options

The following is a description of the permissible terms of stock options under the 2019 Plan. Individual option grants may be more restrictive as to all or any of the permissible terms described below.

Option Duration. The term of each ISO shall be ten (10) years from the date of grant or such shorter term as the Committee determines, except that in the case of an ISO that is awarded to an employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary, the term of the ISO must be five (5) years or such shorter period as the Committee determines. The term of each NSO is as determined by the Committee. The term of any option granted under the 2019 Plan, and all other materials terms and conditions of such option, will be evidenced by an option agreement between us and the participant.

Exercise Price. The exercise price for any stock option granted under the 2019 Plan shall be as determined by the Committee, and may not be less than 100% of the “Fair Market Value” of the Common Stock on the date of grant, except that, in the case of an ISO that is granted to an employee who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of our stock, the exercise price may not be less than 110% of the Fair Market Value on the date of grant.

Fair Market Value. If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Committee deems reliable. If the day of determination is not a market trading day, then the trading day prior to the day of determination shall be used. In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee.

Exercise of Option and Payment for Stock. Stock options are exercisable at such time or times and subject to such conditions as set forth in the agreement evidencing such option, subject to the provisions of the 2019 Plan. The Committee has authority to accelerate the time at which an option may vest or be exercised. The consideration to be paid for shares to be issued upon exercise of an option may be made by (a) delivery of cash or a check to us; or (b) to the extent permitted by the applicable option agreement, by (i) delivery to us of shares of Common Stock already owned by the participant having a Fair Market Value on the date of surrender equal to the aggregate exercise price of the shares being purchased, (ii) a broker-assisted, same-day sale program, or (iii) a “net exercise” program; or (c) by any other means approved by the Committee.

Effect of Participant’s Termination of Employment or other Service, Death or Disability. The Committee has the power to determine the period of time during which a participant (or, if applicable, the estate or representative) may exercise a stock option under the 2019 Plan following the termination of the participant’s employment or other relationship with us, including upon the death or disability (within the meaning of Section 22(e)(3) of the Code) of the participant. The unvested portion of the stock option cannot be exercised and is forfeited on the date of termination.

For an option to retain its status as an ISO, the participant must have been in the continuous employment with us or an affiliate since the date of grant of the ISO, and the ISO must be exercised within three (3) months after the date the participant ceases to be an employee of ours or an affiliate. An option shall be considered an non-qualified stock option (“NSO”) if these requirements are not met.

Federal Income Tax Information

The following is a brief summary of the U.S. federal income tax consequences of the 2019 Plan generally applicable to the Company and to participants in the 2019 Plan who are subject to U.S. federal taxes. The summary is based on the Internal Revenue Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

Restricted Stock Awards, Restricted Stock Units, and Performance Awards. A participant generally will not have taxable income upon the grant of restricted stock, restricted stock units or performance awards. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant.

Nonqualified Stock Options. A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of our Common Stock on the date of grant and no additional deferral feature. Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option.

Incentive Stock Options. A participant generally will not recognize taxable income upon the grant of an ISO. If a participant exercises an ISO during employment or within three months after employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the stock option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an ISO after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the stock option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the exercise price of the stock option. If a participant sells or otherwise disposes of shares acquired upon exercise of an ISO before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

With respect to both nonqualified stock options and ISOs, special rules apply if a participant uses shares of Common Stock already held by the participant to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights. A participant generally will not recognize taxable income upon the grant or vesting of a SAR with a grant price at least equal to the fair market value of our Common Stock on the date of grant and no additional deferral feature. Upon the exercise of a SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Other Stock or Cash-Based Awards. The U.S. federal income tax consequences of other stock or cash-based awards will depend upon the specific terms of each award.

Tax Consequences to the Company. In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Internal Revenue Code.

Section 409A. We intend that awards granted under the 2019 Plan comply with, or otherwise be exempt from, Section 409A of the Internal Revenue Code, but make no representation or warranty to that effect.

Tax Withholding. We are authorized to deduct or withhold from any award granted or payment due under the 2019 Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes.

Corporate Changes

Adjustment Provisions. In the event of transactions such as mergers, consolidations, reorganizations, stock dividends, or stock splits, the Committee may change the type, class and number of shares of Common Stock subject to the 2019 Plan and outstanding awards. In that event, the 2019 Plan will be appropriately adjusted as to the type, class and the maximum number of shares of Common Stock or securities otherwise subject to the 2019 Plan, and outstanding awards will be adjusted as to the type, class, number of shares and price per share of securities subject to such awards.

Change in Control. In the event of specified organizational changes, including but not limited to (a) a consolidation, merger, combination or reorganization of the Company, (b) the sale, lease or other disposition of all or substantially all of the assets, or a dissolution or liquidation, of the Company, or (c) a transaction or series of related transactions, and in each case where persons who were not shareholders of the Company immediately prior to acquiring Company capital stock as part of such transaction become the owners of capital stock of the Company that represents more than fifty percent (50%) of the combined voting power of the Company’s outstanding capital stock, then the Committee or the successor to the Company, may take any one or more actions as to outstanding awards, or as to a portion of any outstanding award under the 2019 Plan, including:

●	providing that such awards will continue in existence with appropriate adjustments or modifications, if applicable,

●	providing that such awards will be assumed, or equivalent awards substituted, by the acquiring or succeeding corporation (or an affiliate thereof),

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upon written notice to the participants, providing that all unexercised options, or other awards to the extent they are unexercised or unvested, will terminate immediately prior to the consummation of such transaction,

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in the event of a consolidation, merger, combination, reorganization or similar transaction under the terms of which holders of Common Stock will receive a cash payment per share surrendered in the transaction, making or providing for an equivalent cash payment in exchange for the termination of such awards, or

●

providing that all or any outstanding awards shall become vested and exercisable in full or part (or any reacquisition or repurchase rights held by the Company shall immediately lapse in full or part) at or immediately prior to such event.

Vote Required; Recommendation of Company Board of Directors

Assuming the existence of a quorum, this proposal will be approved if the number of shares of Common Stock voted in favor of this Proposal No. 2 constitutes a majority of the shares present in person or by proxy at the Special Meeting. Accordingly, broker non-votes will have no effect on this proposal and abstentions will have the effect of negative votes with respect to this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE 2019 PLAN.

PROPOSAL NO. 3

TO GRANT OUR BOARD OF DIRECTORS DISCRETIONARY AUTHORITY TO AMEND OUR
ARTICLES OF INCORPORATION TO EFFECT A REVERSE SPLIT OF OUR COMMON STOCK IN
A RATIO TO BE DETERMINED BY THE BOARD OF DIRECTORS AT A LATER DATE, WHICH
SHALL BE NO GREATER THAN A ONE-FOR-15 REVERSE STOCK SPLIT

Overview and Reasons for Proposal

We are asking shareholders to approve a proposal to grant the Board discretionary authority to effect a reverse stock split pursuant in a ratio to be determined by the Board at a later date, in a ratio of no more than one-for-15. A reverse stock split would combine a whole number of outstanding shares of our Common Stock (up to 15 under this Proposal) into one share of Common Stock, thus reducing the number of outstanding shares without any corresponding change in our par value or market capitalization. If the proposal is approved, the Board may in its discretion amend the Articles of Incorporation to effect a reverse stock split using a ratio of up to one-for-15 at any time prior to our next meeting of shareholders. The Board will also have the sole discretion not to effect any reverse stock split.

If the Board of Directors determines, based on factors such as prevailing market conditions and circumstances and the trading prices of our Common Stock at that time, that a reverse stock split is in our best interests and in the best interests of our shareholders, it may effect, at such time as it deems appropriate, the reverse stock split at the ratio it determines without further approval or authorization of our shareholders. The text of the proposed amendment to our Certificate of Incorporation that would effect the reverse split is provided as Appendix A to this Proxy Statement. The text of the proposed amendment is subject to modifications to include such changes as may be required by the office of the Secretary of State of Florida or as our Board of Directors deems necessary and advisable to effect the reverse stock split.

Reasons for Board Recommendation

The Board of Directors has determined that it would be advisable to obtain the approval of our shareholders to effect a reverse stock split in order to attempt to increase the trading price of our Common Stock in order to be eligible for the listing of the Common Stock on The Nasdaq Capital Market. Under the initial listing requirements of The Nasdaq Stock Market, the minimum closing bid price of our Common Stock must be at least $4.00 per share to list our shares of Common Stock on The Nasdaq Capital Market. We filed an initial application to list our shares of Common Stock on The Nasdaq Capital Market in June 2019, but our application will not be approved if we do not meet the initial listing requirement. On July 16, 2019, the closing price of our Common Stock as reported by OTC Markets was $0.36.

We believe that listing of our Common Stock on The Nasdaq Capital Market is in our best interests and in the best interests of our shareholders. We also believe that inclusion of our Common Stock on The Nasdaq Capital Market will increase the liquidity of our Common Stock and may minimize the spread between the “bid” and “asked” prices quoted by market makers. Further, a Nasdaq Capital Market listing may enhance our access to capital and increase our flexibility in responding to anticipated capital requirements. We also believe that prospective investors will view an investment in the Company more favorably if our shares are listed on The Nasdaq Capital Market, and that a low quoted market price per share may discourage potential new investors. Moreover, we believe that the higher share price of our Common Stock may meet investing guidelines for certain institutional investors and investment funds. This may increase interest from institutional investors and investment funds that may ultimately improve the trading liquidity of our Common Stock.

We would like the authority to proceed with a reverse stock split without further authorization of our shareholders. Obtaining shareholder approval of a reverse stock split will enable us to avoid the additional time and expense of holding a special meeting of shareholders should our Board of Directors determine that it is in our best interest to implement a reverse stock split. As a result, our Board of Directors will be able to determine the most appropriate time, if ever, to effect a reverse stock split. In addition, we believe that, because it is not possible to predict market conditions at the time the reverse stock split is to be effected it is in the best interests of our shareholders if the Board of Directors will be able to determine which reverse stock split ratio should be effected (up to a maximum of one-for-15), based on factors such as prevailing market and other relevant conditions and circumstances and the trading prices of our Common Stock at that time. Finally, notwithstanding approval of the reverse stock split proposal by our shareholders, our Board of Directors may elect to delay or even abandon entirely a reverse stock split if it determines such action is not in the best interests of the Company or its shareholders.

Potential Disadvantages of a Reverse Stock Split

Reduced Market Capitalization. As noted above, the principal purpose of the reverse stock split would be to help maintain the closing price of our Common Stock above the $4.00 threshold required by Nasdaq’s listing requirements. We cannot assure you that the reverse stock split will accomplish this objective. While we expect that the reduction in our outstanding shares of Common Stock will increase the market price of our Common Stock, we cannot assure you that the reverse stock split will increase the market price of our Common Stock by a multiple equal to the number of pre-split shares in the reverse split ratio determined by the Board of Directors, or result in any permanent increase in the market price, which can be dependent upon many factors, including our business and financial performance and prospects. Should the market price decline after the reverse stock split, the percentage decline may be greater, due to the smaller number of shares outstanding, than it would have been prior to the reverse stock split. In some cases the stock price of companies that have effected reverse stock splits has subsequently declined back to pre-reverse split levels. Accordingly, we cannot assure you that the market price of our Common Stock immediately after the effective date of the proposed reverse stock split will be maintained for any period of time or that the ratio of post- and pre-split shares will remain the same after the reverse stock split is effected, or that the reverse stock split will not have an adverse effect on our stock price due to the reduced number of shares outstanding after the reverse stock split. A reverse stock split is often viewed negatively by the market and, consequently, can lead to a decrease in our overall market capitalization. If the per share price does not increase proportionately as a result of the reverse stock split, then our overall market capitalization will be reduced.

Increased Transaction Costs. The number of shares held by each individual shareholder will be reduced if the reverse stock split is implemented. This will increase the number of shareholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to shareholders selling “odd lots” are higher on a per share basis. Consequently, the reverse stock split could increase the transaction costs to existing shareholders in the event they wish to sell all or a portion of their position.

Liquidity. Although the Board believes that the decrease in the number of shares of Common Stock outstanding as a consequence of the reverse stock split and the anticipated increase in the price of our Common Stock could encourage interest in our Common Stock and possibly promote greater liquidity for our shareholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the reverse stock split.

Authorized Shares; Future Financings. Upon effectiveness of the reverse stock split, the number of authorized shares of Common Stock that are not issued or outstanding, as of July 12, 2019, would increase from approximately 378,965,537 shares to approximately 491,931,036 shares assuming a one-for-15 reverse stock split. As a result, we will have an increased number of authorized but unissued shares of Common Stock. Authorized but unissued shares will be available for issuance, and we may issue such shares in financings or otherwise. If we issue additional shares, the ownership interests of our current shareholders may be diluted.

Fractional Shares

No fractional shares of Common Stock would be issued as a result of a proposed reverse stock split. Instead, shareholders who otherwise would be entitled to a fraction of a share of Common Stock will, in lieu of such fractional share, receive one whole share of Common Stock.

Effect of Reverse Stock Split on Warrants

The agreements governing the outstanding warrants to purchase shares of our Common Stock include provisions requiring adjustments to both the number of shares issuable upon exercise of such warrants, and the exercise prices of such warrants, in the event of a reverse stock split. For example, if a one-for-ten reverse stock split is implemented and a warrant holder holds a warrant to purchase 10,000 shares of our Common Stock at an exercise price of $0.50 per share, then on the effectiveness of the reverse stock split, the number of shares subject to that warrant would be reduced to 1,000 shares and the exercise price would be proportionately increased to $5.00 per share.

Implementation and Effect of the Reverse Stock Split

If approved by our shareholders at the special meeting, and if our Board of Directors determines that effecting a reverse stock split is in our best interests and the best interests of our shareholders, our Board will, in its sole discretion, select a the reverse stock split ratio not to exceed one-for-15, based on market and other relevant conditions and circumstances and the trading prices of our Common Stock at that time. Following such determinations and subject to FINRA approval, the Board will effect the reverse stock split by directing management to file the Articles of Amendment to our Articles of Incorporation with the Secretary of State of Florida at such time as the Board has determined is the appropriate effective time for the reverse stock split.

We expect that following the reverse stock split we would have the same number of shareholders and, except for the rounding of fractional shares as described above, the completion of the reverse stock split would not affect any shareholder’s proportionate equity interest in the Company. By way of example, a shareholder who owns a number of shares that prior to the reverse stock split representing one-half of a percent of our outstanding shares of Common Stock would continue to own one-half of a percent of our outstanding shares of Common Stock after the reverse stock split.

Exchange of Stock Certificates. Following the effective time of the reverse stock split, holders of stock certificates representing Common Stock may, but will not be required to, contact our stock transfer agent, vStock Transfer LLC, regarding the procedure for surrendering certificates representing pre-split shares in exchange for certificates representing post-split shares. Holders of certificates will not receive a new stock certificate representing post-split shares until the outstanding certificate(s) representing such holder’s pre-split shares have been surrendered to our transfer agent. We will not issue scrip or fractional shares, or certificates for fractional shares, in connection with the reverse stock split. Should you be entitled to receive fractional shares because you hold a number of shares not evenly divisible by the relevant reverse split number selected by our Board of Directors, you will receive one whole share of Common Stock instead of such fractional share. PLEASE DO NOT DESTROY ANY STOCK CERTIFICATE.

Effect of Failure to Exchange Stock Certificates. Upon the filing of the amendment to our Articles of Incorporation with the Secretary of State of Florida, each certificate representing shares of our Common Stock outstanding prior to the that time will, unless and until surrendered and exchanged as described above, be deemed, for all corporate purposes, to evidence ownership of the whole number of shares of our Common Stock into which the shares of our Common Stock evidenced by such certificate have been converted by the reverse stock split.

No Appraisals Rights

Under the Florida law, you will not be entitled to appraisal rights if we implement the reverse stock split.

Federal Income Tax Consequences

The following description of the material federal income tax consequences of the reverse stock split is based on the Internal Revenue Code, applicable Treasury Regulations promulgated under the Code, judicial authority and current administrative rulings and practices as in effect on the date of this proxy statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of any of the proposed reverse stock splits. This discussion is for general information only and does not discuss the tax consequences that may apply to special classes of taxpayers (e.g., non-resident aliens, broker/dealers or insurance companies). The state and local tax consequences of the reverse stock split may vary significantly as to each shareholder, depending upon the jurisdiction in which such shareholder resides. We urge shareholders to consult their own tax advisors to determine the particular consequences to them.

The reverse stock split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, a stockholder generally will not recognize gain or loss on the reverse stock split. The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefor, and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged.

We will not recognize any gain or loss as a result of the reverse stock split.

Vote Required; Recommendation of Company Board of Directors

Assuming the existence of a quorum, this proposal will be approved if the number of shares of Common Stock voted in favor of this Proposal No. 3 constitutes a majority of the shares of Common Stock outstanding on the record date. Accordingly, abstentions and broker non-votes will have the same effect as votes against this proposal, but will be counted for determining the existence of a quorum.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE
“FOR” PROPOSAL NO. 3 GRANTING OUR BOARD OF DIRECTORS THE DISCRETION TO
AMEND OUR ARTICLES OF INCORPORATION TO EFFECT A REVERSE SPLIT OF OUR
OUTSTANDING COMMON STOCK IN A RATIO TO BE DETERMINED BY THE BOARD OF
DIRECTORS AT A LATER DATE, WHICH SHALL BE NO GREATER THAN A ONE-FOR-15
REVERSE STOCK SPLIT.

OTHER MATTERS

The Board of Directors does not know of any other matters which will be presented at the special meeting. If any other matters are properly brought before the special meeting, the proxy holders named on the enclosed proxy card will vote on such matter in accordance with their best judgment.

PRINCIPAL SHAREHOLDERS

The following table shows the ownership of the Common Stock of the Company on July 12, 2019, by (i) those persons known by the Company to be beneficial owners of more than 5% of the Company’s outstanding Common Stock; (ii) each current executive officer named in the Summary Compensation Table; (iii) each director; and (iv) all directors and executive officers as a group. Unless otherwise noted, shares are subject to the sole voting and investment power of the indicated person. Beneficial ownership is determined in accordance with the rules of the SEC. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days of July 12, 2019 are deemed outstanding for computing the percentage ownership of the shareholder holding the options or warrants, but are not deemed outstanding for computing the percentage ownership of any other shareholder. Percentage of ownership is based on 121,034,463 shares of Common Stock outstanding as of July 12, 2019.

Names and Address of Individual or Identity of Group(1)	Number of Shares Beneficially Owned		Approximate Percent of Class

Officers and Directors
C.E. Rick Strattan	20,608,385	(2)	17.0%

Jeffrey L. Tate	1,090,972	(3)	*

N. Scott Fine	8,752,966	(4)	7.1%

Markus Sieger	5,165,714	(5)	4.2%

F. Patrick Ostronic	1,614,780	(6)	1.3%

William S. Shanahan	4,145,020	(7)	3.4%

Dr. Randall M. Toig	2,615,540	(8)	2.1%

Joshua M. Fine	2,277,659	(9)	1.9%

Dr. Sharon Hrynkow	595,000	(10)	*

All Directors and Executive Officers as a Group (9 Persons)	46,866,036	(11)	36.0%

5% Holders
Novit, L.P.	13,135,164	(12)	10.5%
966 Hungerford Drive Rockville, Maryland 20850

Scarsdale Equities LLC 10 Rockefeller Plaza, Suite 720 New York, NY 10020	13,862,900	(13)	11.0%

Armistice Capital Master Fund Ltd.	12,000,000	(14)	9.9%

*     Less than one percent.

(1)	Unless otherwise indicated, the business address of each officer and director of the Company is c/o CTD Holdings, Inc., 6714 NW 16th Street, Suite B, Gainesville, Florida 32653.

(2)

Based solely on a Schedule 13D/A filed by Mr. Strattan with the SEC on October 20, 2015, and Form 4s filed by Mr. Strattan on June 8, 2016, July 26, 2016, April 4, 2017 and February 5, 2018.  Includes currently exercisable warrants to purchase 40,000 shares of Common Stock and 630,738 shares of Common Stock owned by TFBU, Inc. (“TFBU”), a tax exempt organization under Section 501(c)(3) of the Internal Revenue Code.  Mr. Strattan has sole voting and dispositive power with respect to the shares of Common Stock issued in the name of TFBU.

(3)	Includes currently exercisable warrants to purchase 225,000 shares of Common Stock.

(4)	Includes currently exercisable warrants to purchase 2,076,483 shares of Common Stock.

(5)	Includes currently exercisable warrants to purchase 372,857 shares of Common Stock.

(6)	Includes currently exercisable warrants to purchase 709,890 shares of Common Stock.

(7)	Includes currently exercisable warrants to purchase 2,039,560 shares of Common Stock.

(8)	Includes currently exercisable warrants to purchase 1,307,770 shares of Common Stock.

(9)	Includes 1,679,659 shares that may be issued under currently exercisable warrants, including warrants to purchase Common Stock underlying warrants to purchase “Units” of the Company’s securities.

(10)	Includes currently exercisable warrants to purchase 280,000 shares of Common Stock.

(11)	Includes 9,731,219 shares that may be issued under currently exercisable warrants, including warrants to purchase Common Stock underlying warrants to purchase “Units” of the Company’s securities.

(12)

Novit U.S., Inc. is the general partner of Novit, L.P. and Katarzyna Kusmierz is the trustee of the NAP Trust, which owns all of the outstanding partnership interests in Novit, L.P. Each of Novit US, Inc. and Ms. Kusmierz share voting and dispositive power over the shares Common Stock owned by Novit, L.P. and may be deemed to own such shares of Common Stock. Includes currently exercisable warrants to purchase 3,617,582 shares of Common Stock.

(13)

Based on a Schedule 13G/A filed by Scarsdale Equities, LLC with the SEC on February 19, 2019 and information provided by Scarsdale to the Company. Includes 8,422,900 shares of Common Stock held in accounts managed by Scarsdale and 5,440,000 shares of Common Stock issuable upon the exercise of warrants held in such managed accounts.

(14)

Does not include a warrant to purchase 12,000,000 shares of Common Stock that may be issued on exercise of a warrant, as such warrant includes a provision precluding the exercise thereof if the warrant holder would beneficially own in excess of 4.99% of the Company’s outstanding shares of Common Stock. Armistice Capital, LLC, the investment manager of Armistice Capital Master Fund Ltd., or Armistice, and Steven Boyd, the managing member of Armistice Capital, LLC, hold shared voting and dispositive power over the shares held by Armistice. Each of Armistice Capital, LLC and Steven Boyd disclaims beneficial ownership of the securities listed except to the extent of their pecuniary interest therein. The principal business address of Armistice is c/o Armistice Capital, LLC, 510 Madison Avenue, 7th Floor, New York, NY, 10022

SUBMISSION OF SHAREHOLDER PROPOSALS

Pursuant to Rules 14a-4 and 14a-5(e) under the Exchange Act, to be included in the proxy statement for our next Annual Meeting of Shareholders, shareholder proposals must be received by us at our principal executive office a reasonable time before we begin to print and send proxy materials for such meeting.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

Shareholders who share a single address will receive only one proxy statement at that address unless we have received instructions to the contrary from any shareholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a shareholder of record residing at such an address wishes to receive a separate copy of this proxy statement or of future proxy statements, he or she may contact Jeffery Tate, our Chief Operating Office, CTD Holdings, Inc., 6714 NW 16th Street, Suite B, Gainesville, Florida 32653 (telephone number (386) 418-8060). We will deliver separate copies of this proxy statement promptly upon written or oral request. If you are a shareholder of record receiving multiple copies of this proxy statement, you can request householding by contacting us in the same manner. If you own your shares of our Common Stock through a bank, broker or other shareholder of record, you can request additional copies of this proxy statement or request householding by contacting the shareholder of record.

ADDITIONAL INFORMATION

Additional information concerning the Company, including its annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission, may be accessed through the EDGAR archives at www.sec.gov.

EXPENSES

The Company will pay all expenses incurred in connection with this solicitation, including postage, printing, handling and the actual expenses incurred by custodians, nominees and fiduciaries in forwarding proxy materials to beneficial owners. In addition to solicitation by mail, certain of the Company’s officers, directors and regular employees, who will receive no additional compensation for their services, may solicit proxies by telephone, personal communication or other means. The Company will also reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred in forwarding proxy soliciting materials to the beneficial owners.

Appendix A

PROPOSED ARTICLES OF AMENDMENT
TO THE ARTICLES OF INCORPORATION
OF
CTD HOLDINGS, INC.

The Amended and Restated Articles of Incorporation, as amended, of CTD HOLDINGS, INC., a Florida corporation (the “Corporation”), are hereby amended pursuant to the provisions of Section 607.1003 of the Florida Business Corporation Act, and such amendments are set forth below:

FIRST: The name of the Corporation is “CTD Holdings, Inc.”

SECOND: Article I of the Corporation’s Amended and Restated Articles of Incorporation is hereby amended and restated in its entirety to read as follows:

“The name of this corporation shall be Cyclo Therapeutics, Inc.”

THIRD: Article IV of the Corporation’s Amended and Restated Articles of Incorporation is hereby amended by inserting the following as the second paragraph of Article IV:

“Effective as of the filing of these Articles of Amendment to the Amended and Restated Articles of Incorporation of the Corporation containing the provisions of this paragraph (the “Reverse Split Effective Time”), the then outstanding shares of common stock (the “Outstanding Shares”) shall automatically and without further action be consolidated and combined into a lesser number of shares of common stock ("Resulting Shares"), without any change in the par value of the common stock, so as to effect a one-for-[15]1 reverse split of the Outstanding Shares (the "Reverse Stock Split") whereby for every [15]1 Outstanding Shares held by any one beneficial owner there shall be and remain one Resulting Share. The excess of the par value of the Outstanding Shares over the par value of the Resulting Shares shall be credited to additional paid-in capital. From and after the Reverse Split Effective Time, all certificates that formerly evidenced Outstanding Shares shall evidence instead the appropriate reduced number of Resulting Shares, except that if any beneficial owner of Outstanding Shares would be entitled by reason of the Reverse Stock Split to receive a fractional Resulting Share, such owner shall instead receive one (1) whole Resulting Share in lieu of such fractional Resulting Share.”

FOURTH: The undersigned hereby certifies that the only voting group entitled to vote on the amendments contained in these Articles of Amendment was the holders of shares of the Corporation’s common stock. These Articles of Amendment were duly adopted by the shareholders on August 27, 2019 at the Corporation’s special meeting of shareholders. The number of vote cast for the amendment above by the shareholders was sufficient for its approval.

1 Number greater than one but no greater than 15, as determined by the Board in its discretion.

A-1

IN WITNESS WHEREOF, the undersigned has executed these Articles of Amendment, effective as of this __ day of _____, 2019.

CTD HOLDINGS, INC.

By:
Name:
Title:

A-2

Appendix B

CTD Holdings, Inc.

2019 OMNIBUS EQUITY INCENTIVE PLAN

1.     Purpose.

This plan shall be known as the “CTD Holdings, Inc. 2019 Omnibus Equity Incentive Plan” (the “Plan”). The purpose of the Plan is to promote the interests of CTD Holdings, Inc. (the “Company”) and its shareholders by (i) attracting and retaining key officers, employees and directors of, and consultants to, the Company and its Subsidiaries and Affiliates; (ii) motivating such individuals by means of performance-related incentives to achieve long-range performance goals; (iii) enabling such individuals to participate in the long-term growth and financial success of the Company; (iv) encouraging ownership of stock in the Company by such individuals; and (v) linking their compensation to the long-term interests of the Company and its shareholders. With respect to any awards granted under the Plan that are intended to comply with the requirements of “performance-based compensation” under Section 162(m) of the Code, the Plan shall be interpreted in a manner consistent with such requirements.

2.     Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

(a)     “Affiliate” means (i) any entity that, directly or indirectly, is controlled by the Company, (ii) any entity in which the Company has a significant equity interest, and (iii) an affiliate of the Company, as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

(b)     “Award” means any Option, Stock Appreciation Right, Restricted Share Award, Restricted Share Unit, Performance Award, or Other Stock-Based Award granted under the Plan, whether singly, in combination or in tandem, to a Participant by the Committee (or the Board) pursuant to such terms, conditions, restrictions and/or limitations, if any, as the Committee (or the Board) may establish.

(c)     “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

(d)     “Board” means the Board of Directors of the Company.

(e)     “Cause” means, unless otherwise defined in the applicable Award Agreement, (i) the engaging by the Participant in willful misconduct that is injurious to the Company or its Subsidiaries or Affiliates, or (ii) the embezzlement or misappropriation of funds or property of the Company or its Subsidiaries or Affiliates by the Participant. For purposes of this paragraph, no act, or failure to act, on the Participant’s part shall be considered “willful” unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that the Participant’s action or omission was in the best interest of the Company. Any determination of Cause for purposes of the Plan or any Award shall be made by the Committee in its sole discretion. Any such determination shall be final and binding on a Participant.

(f)     “Change in Control” means, unless otherwise provided in the applicable Award Agreement, the happening of one of the following:

(i)     any person or entity, including a “group” as defined in Section 13(d)(3) of the Exchange Act, other than the Company or a wholly-owned Subsidiary thereof or any employee benefit plan of the Company or any of its Subsidiaries, becomes the beneficial owner of the Company’s securities having 50% or more of the combined voting power of the then outstanding securities of the Company that may be cast for the election of directors of the Company (other than as a result of an issuance of securities initiated by the Company in the ordinary course of business); or

(ii)     as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then outstanding securities of the Company or any successor corporation or entity entitled to vote generally in the election of the directors of the Company or such other corporation or entity after such transaction are held in the aggregate by the holders of the Company’s securities entitled to vote generally in the election of directors of the Company immediately prior to such transaction; or

(iii)     during any period of two consecutive years, individuals who at the beginning of any such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company’s shareholders, of each director of the Company first elected during such period was approved by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of any such period.

Notwithstanding the foregoing, unless otherwise provided in the applicable Award Agreement, with respect to Awards subject to Section 409A of the Code, a Change in Control shall mean a “change in the ownership of the Company,” a “change in the effective control of the Company,” or a “change in the ownership of a substantial portion of the assets of the Company” as such terms are defined in Section 1.409A-3(i)(5) of the Treasury Regulations.

(g)     “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(h)     “Committee” means a committee of the Board composed of not less than two Non-Employee Directors, each of whom shall be (i) a “non-employee director” for purposes of Exchange Act Section 16 and Rule 16b-3 thereunder, (ii) an “outside director” for purposes of Section 162(m), and (iii) “independent” within the meaning of the listing standards of the applicable exchange.

(i)     “Consultant” means any consultant to the Company or its Subsidiaries or Affiliates.

(j)     “Covered Officer” means at any date (i) any individual who, with respect to the previous taxable year of the Company, was a “covered employee” of the Company within the meaning of Section 162(m); provided, however, that the term “Covered Officer” shall not include any such individual who is designated by the Committee, in its discretion, at the time of any Award or at any subsequent time, as reasonably expected not to be such a “covered employee” with respect to the current taxable year of the Company or the taxable year of the Company in which the applicable Award will be paid or vested, and (ii) any individual who is designated by the Committee, in its discretion, at the time of any Award or at any subsequent time, as reasonably expected to be such a “covered employee” with respect to the current taxable year of the Company or with respect to the taxable year of the Company in which any applicable Award will be paid or vested.

(k)     “Director” means a member of the Board.

(l)     “Disability” means, unless otherwise defined in the applicable Award Agreement, a disability that would qualify as a total and permanent disability under the Company’s then current long-term disability plan. With respect to Awards subject to Section 409A of the Code, unless otherwise defined in the applicable Award Agreement, the term “Disability” shall have the meaning set forth in Section 409A of the Code.

(m)     “Early Retirement” means, unless otherwise provided in an Award Agreement, retirement with the express consent of the Committee at or before the time of such retirement, from active employment with the Company and any Subsidiary or Affiliate prior to age 65, in accordance with any applicable early retirement policy of the Company then in effect or as may be approved by the Committee.

(n)     “Effective Date” has the meaning provided in Section 16.1 of the Plan.

(o)     “Employee” means a current or prospective officer or employee of the Company or of any Subsidiary or Affiliate.

(p)     “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(q)     “Fair Market Value” with respect to the Shares, means, for purposes of a grant of an Award as of any date, (i) the reported closing sales price of the Shares on the Nasdaq Stock Market, or any other such market or exchange as is the principal trading market for the Shares, on such date, or in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported or (ii) in the event there is no public market for the Shares on such date, the fair market value as determined, in good faith and by the reasonable application of a reasonable valuation method (as applicable), by the Committee in its sole discretion, and for purposes of a sale of a Share as of any date, the actual sales price on that date.

(r)     “Good Reason” means, unless otherwise provided in an Award Agreement, (i) a material reduction in a Participant’s position, authority, duties or responsibilities following a Change in Control as compared to such level immediately prior to a Change in Control, (ii) any material reduction in a Participant’s annual base salary as in effect immediately prior to a Change in Control; (iii) the relocation of the office at which the Participant is to perform the majority of his or her duties following a Change in Control to a location more than 30 miles from the location at which the Participant performed such duties prior to the Change in Control; or (iv) the failure by the Company or its successor to continue to provide the Participant with benefits substantially similar in aggregate value to those enjoyed by the Participant under any of the Company’s pension, life insurance, medical, health and accident or disability plans in which Participant was participating immediately prior to a Change in Control, unless the Participant is offered participation in other comparable benefit plans generally available to similarly situated employees of the Company or its successor after the Change in Control.

(s)     “Grant Price” means the price established at the time of grant of an SAR pursuant to Section 6 used to determine whether there is any payment due upon exercise of the SAR.

(t)     “Incentive Stock Option” means an option to purchase Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

(u)     “Non-Employee Director” means a member of the Board who is not an officer or employee of the Company or any Subsidiary or Affiliate.

(v)     “Non-Qualified Stock Option” means an option to purchase Shares from the Company that is granted under Sections 6 or 10 of the Plan and is not intended to be an Incentive Stock Option.

(w)     “Normal Retirement” means, unless otherwise defined in the applicable Award Agreement, retirement of a Participant from active employment with the Company or any of its Subsidiaries or Affiliates on or after such Participant’s 65th birthday.

(x)     “Option” means an Incentive Stock Option or a Non-Qualified Stock Option.

(y)     “Option Price” means the purchase price payable to purchase one Share upon the exercise of an Option.

(z)     “Other Stock-Based Award” means any Award granted under Sections 9 or 10 of the Plan. For purposes of the share counting provisions of Section 4.1 hereof, an Other Stock-Based Award that is not settled in cash shall be treated as (i) an Option Award if the amounts payable thereunder will be determined by reference to the appreciation of a Share, and (ii) a Restricted Share Award if the amounts payable thereunder will be determined by reference to the full value of a Share.

(aa)     “Outside Director” means, with respect to the grant of an Award, a member of the Board then serving on the Committee.

(bb)     “Participant” means any Employee, Director, Consultant or other person who receives an Award under the Plan.

(cc)     “Performance Award” means any Award granted under Section 8 of the Plan. For purposes of the share counting provisions of Section 4.1 hereof, a Performance Award that is not settled in cash shall be treated as (i) an Option Award if the amounts payable thereunder will be determined by reference to the appreciation of a Share, and (ii) a Restricted Share Award if the amounts payable thereunder will be determined by reference to the full value of a Share.

(dd)     “Person” means any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

(ee)     “Restricted Share” means any Share granted under Sections 7 to 10 of the Plan.

(ff)     “Restricted Share Unit” means any unit granted under Sections 7 to 10 of the Plan.

(gg)     “Retirement” means Normal or Early Retirement.

(hh)     “SEC” means the Securities and Exchange Commission or any successor thereto.

(ii)     “Section 16” means Section 16 of the Exchange Act and the rules promulgated thereunder and any successor provision thereto as in effect from time to time.

(jj)     “Section 162(m)” means Section 162(m) of the Code and the regulations promulgated thereunder and any successor provision thereto as in effect from time to time.

(kk)     “Separation from Service” or “Separates from Service” shall have the meaning ascribed to such term pursuant to Section 409A of the Code and the regulations promulgated thereunder.

(ll)     “Shares” means shares of the common stock, no par value per share, of the Company.

(mm)     “Share Reserve” has the meaning set forth in Section 4.1 hereof.

(nn)     “Specified Employee” has the meaning ascribed to such term pursuant to Section 409A of the Code and the regulations promulgated thereunder.

(oo)     “Stock Appreciation Right” or “SAR” means a stock appreciation right granted under Sections 6, 8 or 10 of the Plan that entitles the holder to receive, with respect to each Share encompassed by the exercise of such SAR, the amount determined by the Committee and specified in an Award Agreement. In the absence of such a determination, the holder shall be entitled to receive, with respect to each Share encompassed by the exercise of such SAR, the excess of the Fair Market Value of such Share on the date of exercise over the Grant Price.

(pp)     “Subsidiary” means any Person (other than the Company) of which 50% or more of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company.

(qq)     “Substitute Awards” means Awards granted solely in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines.

3.     Administration.

3.1     Authority of Committee. The Plan shall be administered by a Committee, which shall be appointed by and serve at the pleasure of the Board; provided, however, with respect to Awards to Outside Directors, all references in the Plan to the Committee shall be deemed to be references to the Board. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority in its discretion (and in accordance with Section 409A of the Code with respect to Awards subject thereto) to: (i) designate Participants; (ii) determine eligibility for participation in the Plan and decide all questions concerning eligibility for and the amount of Awards under the Plan; (iii) determine the type or types of Awards to be granted to a Participant; (iv) determine the number of Shares to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with Awards; (v) determine the timing, terms, and conditions of any Award; (vi) accelerate the time at which all or any part of an Award may be settled or exercised; (vii) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (viii) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (ix) grant Awards as an alternative to, or as the form of payment for grants or rights earned or payable under, other bonus or compensation plans, arrangements or policies of the Company or a Subsidiary or Affiliate; (x) grant Substitute Awards on such terms and conditions as the Committee may prescribe, subject to compliance with the Incentive Stock Option rules under Section 422 of the Code and the nonqualified deferred compensation rules under Section 409A of the Code, where applicable; (xi) make all determinations under the Plan concerning any Participant’s Separation from Service with the Company or a Subsidiary or Affiliate, including whether such separation occurs by reason of Cause, Good Reason, Disability, Retirement, or in connection with a Change in Control and whether a leave constitutes a Separation from Service; (xii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (xiii) except to the extent prohibited by Section 6.2, amend or modify the terms of any Award at or after grant with the consent of the holder of the Award; (xiv) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (xv) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan, subject to the exclusive authority of the Board under Section 14 hereunder to amend or terminate the Plan.

3.2     Committee Discretion Binding. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Subsidiary or Affiliate, any Participant and any holder or beneficiary of any Award. A Participant or other holder of an Award may contest a decision or action by the Committee with respect to such person or Award only on the grounds that such decision or action was arbitrary or capricious or was unlawful, and any review of such decision or action shall be limited to determining whether the Committee’s decision or action was arbitrary or capricious or was unlawful.

3.3     Delegation. Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Company or of any Subsidiary or Affiliate, or to a Committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend or terminate Awards held by Participants who are not officers or directors of the Company for purposes of Section 16 or who are otherwise not subject to such Section.

3.4     No Liability. No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

4.     Shares Available for Awards.

4.1     Shares Available. Subject to the provisions of Section 4.2 below, the maximum aggregate number of Shares which may be issued pursuant to all Awards after the Effective Date of this Plan is 6,843,750 Shares (the “Share Reserve”). The number of Shares with respect to which Incentive Stock Options may be granted shall be no more than 500,000. If any Award granted under this Plan (whether before or after the Effective Date of this Plan) shall expire, terminate, be settled in cash (in whole or in part) or otherwise be forfeited or canceled for any reason before it has vested or been exercised in full, the Shares subject to such Award shall, to the extent of such expiration, cash settlement, forfeiture, or termination, again be available for Awards under the Plan, in accordance with this Section 4.1. The Committee may make such other determinations regarding the counting of Shares issued pursuant to this Plan as it deems necessary or advisable, provided that such determinations shall be permitted by law. Notwithstanding the foregoing, if an Option or SAR is exercised, in whole or in part, by tender of Shares or if the Company’s tax withholding obligation is satisfied by withholding Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in this Section 4.1 shall be the number of Shares that were subject to the Option or SAR or portion thereof, and not the net number of Shares actually issued and any SARs to be settled in Shares shall be counted in full against the number of Shares available for issuance under the Plan, regardless of the number of shares issued upon the settlement of the SAR. Notwithstanding the foregoing and subject to adjustment as provided in Section 4.2 hereof, no Participant may receive Options or SARs under the Plan in any calendar year that, taken together, relate to more than 500,000 Shares.

4.2     Adjustments. Without limiting the Committee’s discretion as provided in Section 13 hereof, in the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property, and other than a normal cash dividend), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares, then the Committee shall, in an equitable and proportionate manner as determined by the Committee (and, as applicable, in such manner as is consistent with Sections 162(m), 422 and 409A of the Code and the regulations thereunder) either: (i) adjust any or all of (1) the aggregate number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted under the Plan; (2) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards under the Plan, provided that the number of Shares subject to any Award shall always be a whole number; (3) the grant or exercise price with respect to any Award under the Plan, and (4) the limits on the number of Shares or Awards that may be granted to Participants under the Plan in any calendar year; (ii) provide for an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect; or (iii) make provision for a cash payment to the holder of an outstanding Award. Any such adjustments to outstanding Awards shall be effected in a manner that precludes the material enlargement of rights and benefits under such Awards.

4.3     Substitute Awards. Any Shares issued by the Company as Substitute Awards in connection with the assumption or substitution of outstanding grants from any acquired corporation shall not reduce the Shares available for Awards under the Plan.

4.4     Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of issued Shares which have been reacquired by the Company.

5.     Eligibility.

Any Employee, Director or Consultant shall be eligible to be designated a Participant; provided, however, that Outside Directors shall only be eligible to receive Awards granted consistent with Section 10.

6.     Stock Options and Stock Appreciation Rights.

6.1     Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Options and SARs shall be granted, the number of Shares subject to each Award, the exercise price and the conditions and limitations applicable to the exercise of each Option and SAR. An Option may be granted with or without a related SAR. An SAR may be granted with or without a related Option. The grant of an Option or SAR shall occur when the Committee by resolution, written consent or other appropriate action determines to grant such Option or SAR for a particular number of Shares to a particular Participant at a particular Option Price or Grant Price, as the case may be, or such later date as the Committee shall specify in such resolution, written consent or other appropriate action. The Committee shall have the authority to grant Incentive Stock Options and to grant Non-Qualified Stock Options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with Section 422 of the Code, as from time to time amended, and any regulations implementing such statute. To the extent the aggregate Fair Market Value (determined at the time the Incentive Stock Option is granted) of the Shares with respect to which all Incentive Stock Options are exercisable for the first time by an Employee during any calendar year (under all plans described in Section 422(d) of the Code of the Employee’s employer corporation and its parent and Subsidiaries) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options.

6.2     Price. The Committee in its sole discretion shall establish the Option Price at the time each Option is granted and the Grant Price at the time each SAR is granted. Except in the case of Substitute Awards, the Option Price of an Option may not be less than the Fair Market Value of a Share on the date of grant of such Option, and the Grant Price of an SAR may not be less than the Fair Market Value of a Share on the date of grant of such SAR. In the case of Substitute Awards or Awards granted in connection with an adjustment provided for in Section 4.2 hereof in the form of Options or SARS, such grants shall have an Option Price (or Grant Price) per Share that is intended to maintain the economic value of the Award that was replaced or adjusted as determined by the Committee. In addition, unless then prohibited by the listing standards of a stock exchange that the Company is then subject to or applicable securities law, the Committee shall have the power to (i) amend the terms of previously granted Options to reduce the Option Price of such Options, (ii) amend the terms of previously granted SARs to reduce the Grant Price of such SARs, (iii) cancel such Options and grant substitute Options with a lower Option Price than the cancelled Options, or (iv) cancel such SARs and grant substitute SARs with a lower Grant Price than the cancelled SARs, in each case without the approval of the Company’s shareholders.

6.3     Term. Subject to the Committee’s authority under Section 3.1 and the provisions of Section 6.6, each Option and SAR and all rights and obligations thereunder shall expire on the date determined by the Committee and specified in the Award Agreement. The Committee shall be under no duty to provide terms of like duration for Options or SARs granted under the Plan. Notwithstanding the foregoing, but subject to Section 6.4(a) hereof, no Option or SAR shall be exercisable after the expiration of ten (10) years from the date such Option or SAR was granted.

6.4     Exercise.

(a)     Each Option and SAR shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter. The Committee shall have full and complete authority to determine, subject to Section 6.6 herein, whether an Option or SAR will be exercisable in full at any time or from time to time during the term of the Option or SAR, or to provide for the exercise thereof in such installments, upon the occurrence of such events and at such times during the term of the Option or SAR as the Committee may determine. An Award Agreement may provide that the period of time over which an Option, other than an Incentive Stock Option, or SAR may be exercised shall be automatically extended if on the scheduled expiration of such Award, the Participant’s exercise of such Award would violate applicable securities law; provided, however, that during the extended exercise period the Option or SAR may only be exercised to the extent such Award was exercisable in accordance with its terms immediately prior to such scheduled expiration date; provided further, however, that such extended exercise period shall end not later than thirty (30) days after the exercise of such Option or SAR first would no longer violate such laws.

(b)     The Committee may impose such conditions with respect to the exercise of Options or SARs, including without limitation, any relating to the application of federal, state or foreign securities laws or the Code, as it may deem necessary or advisable. The exercise of any Option granted hereunder shall be effective only at such time as the sale of Shares pursuant to such exercise will not violate any state or federal securities or other laws.

(c)     An Option or SAR may be exercised in whole or in part at any time, with respect to whole Shares only, within the period permitted thereunder for the exercise thereof, and shall be exercised by written notice of intent to exercise the Option or SAR, delivered to the Company at its principal office, and payment in full to the Company at the direction of the Committee of the amount of the Option Price for the number of Shares with respect to which the Option is then being exercised.

(d)     Payment of the Option Price shall be made in (i) cash or cash equivalents, (ii) at the discretion of the Committee, by transfer, either actually or by attestation, to the Company of unencumbered Shares previously acquired by the Participant, valued at the Fair Market Value of such Shares on the date of exercise (or next succeeding trading date, if the date of exercise is not a trading date), together with any applicable withholding taxes, such transfer to be upon such terms and conditions as determined by the Committee, (iii) by a combination of (i) or (ii), or (iv) by any other method approved or accepted by the Committee in its sole discretion, including, if the Committee so determines, (x) a cashless (broker-assisted) exercise that complies with applicable laws or (y) withholding Shares (net-exercise) otherwise deliverable to the Participant pursuant to the Option having an aggregate Fair Market Value at the time of exercise equal to the total Option Price. Until the optionee has been issued the Shares subject to such exercise, he or she shall possess no rights as a shareholder with respect to such Shares. The Company reserves, at any and all times in the Company’s sole discretion, the right to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a method set forth in subsection (iv) above, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

(e)     At the Committee’s discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Shares or a combination of cash and Shares. A fractional Share shall not be deliverable upon the exercise of a SAR, but a cash payment will be made in lieu thereof.

6.5     Separation from Service. Except as otherwise provided in the applicable Award Agreement, an Option or SAR may be exercised only to the extent that it is then exercisable, and if at all times during the period beginning with the date of granting such Award and ending on the date of exercise of such Award the Participant is an Employee, Non-Employee Director or Consultant, and shall terminate immediately upon a Separation from Service by the Participant. An Option or SAR shall cease to become exercisable upon a Separation from Service of the holder thereof. Notwithstanding the foregoing provisions of this Section 6.5 to the contrary, the Committee may determine in its discretion that an Option or SAR may be exercised following any such Separation from Service, whether or not exercisable at the time of such separation; provided, however, that in no event may an Option or SAR be exercised after the expiration date of such Award specified in the applicable Award Agreement, except as provided in Section 6.4(a).

6.6     Ten Percent Stock Rule. Notwithstanding any other provisions in the Plan, if at the time an Option is otherwise to be granted pursuant to the Plan, the optionee or rights holder owns directly or indirectly (within the meaning of Section 424(d) of the Code) Shares of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of Stock of the Company or its parent or Subsidiary or Affiliate corporations (within the meaning of Section 422(b)(6) of the Code), then any Incentive Stock Option to be granted to such optionee or rights holder pursuant to the Plan shall satisfy the requirement of Section 422(c)(5) of the Code, and the Option Price shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Shares of the Company, and such Option by its terms shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

7.     Restricted Shares and Restricted Share Units.

7.1     Grant.

(a)     Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Restricted Shares and Restricted Share Units shall be granted, the number of Restricted Shares and/or the number of Restricted Share Units to be granted to each Participant, the duration of the period during which, and the conditions under which, the Restricted Shares and Restricted Share Units may be forfeited to the Company, and the other terms and conditions of such Awards. The Restricted Share and Restricted Share Unit Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to the terms and conditions provided hereunder and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan.

(b)     Each Restricted Share and Restricted Share Unit Award made under the Plan shall be for such number of Shares as shall be determined by the Committee and set forth in the Award Agreement containing the terms of such Restricted Share or Restricted Share Unit Award. Such agreement shall set forth a period of time (not less than one year) during which the grantee must remain in the continuous employment (or other service-providing capacity) of the Company in order for the forfeiture and transfer restrictions to lapse. If the Committee so determines, the restrictions may lapse during such restricted period in installments with respect to specified portions of the Shares covered by the Restricted Share or Restricted Share Unit Award. The Award Agreement may also, in the discretion of the Committee, set forth performance or other conditions that will subject the Shares to forfeiture and transfer restrictions. The Committee may, at its discretion, waive all or any part of the restrictions applicable to any or all outstanding Restricted Share and Restricted Share Unit Awards.

7.2     Delivery of Shares and Transfer Restrictions.

(a)     At the time a Restricted Share Award is granted, a certificate representing the number of Shares awarded thereunder shall be registered in the name of the grantee. Such certificate shall be held by the Company or any custodian appointed by the Company for the account of the grantee subject to the terms and conditions of the Plan, and shall bear such a legend setting forth the restrictions imposed thereon as the Committee, in its discretion, may determine. The foregoing to the contrary notwithstanding, the Committee may, in its discretion, provide that a Participant’s ownership of Restricted Shares prior to the lapse of any transfer restrictions or any other applicable restrictions shall, in lieu of such certificates, be evidenced by a “book entry” (i.e., a computerized or manual entry) in the records of the Company or its designated agent in the name of the Participant who has received such Award, and confirmation and account statements sent to the Participant with respect to such book-entry Shares may bear the restrictive legend referenced in the preceding sentence. Such records of the Company or such agent shall, absent manifest error, be binding on all Participants who receive Restricted Share Awards evidenced in such manner. The holding of Restricted Shares by the Company or such an escrow holder, or the use of book entries to evidence the ownership of Restricted Shares, in accordance with this Section 7.2(a), shall not affect the rights of Participants as owners of the Restricted Shares awarded to them, nor affect the restrictions applicable to such shares under the Award Agreement or the Plan, including the transfer restrictions.

(b)     Unless otherwise provided in the applicable Award Agreement, the grantee shall have all rights of a shareholder with respect to the Restricted Shares, including the right to receive dividends and the right to vote such Shares, subject to the following restrictions: (i) the grantee shall not be entitled to delivery of the stock certificate until the expiration of the restricted period and the fulfillment of any other restrictive conditions set forth in the Award Agreement with respect to such Shares; (ii) none of the Shares may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during such restricted period or until after the fulfillment of any such other restrictive conditions; and (iii) except as otherwise determined by the Committee at or after grant, all of the Shares shall be forfeited and all rights of the grantee to such Shares shall terminate, without further obligation on the part of the Company, unless the grantee remains in the continuous employment of the Company for the entire restricted period in relation to which such Shares were granted and unless any other restrictive conditions relating to the Restricted Share Award are met. Restricted Share Units shall be subject to similar transfer restrictions as Restricted Share Awards, except that no Shares are actually awarded to a Participant who is granted Restricted Share Units on the date of grant, and such Participant shall have no rights of a shareholder with respect to such Restricted Share Units until the restrictions set forth in the applicable Award Agreement have lapsed.

7.3     Termination of Restrictions. At the end of the restricted period and provided that any other restrictive conditions of the Restricted Share Award are met, or at such earlier time as otherwise determined by the Committee, all restrictions set forth in the Award Agreement relating to the Restricted Share Award or in the Plan shall lapse as to the restricted Shares subject thereto, and a stock certificate for the appropriate number of Shares, free of the restrictions and restricted stock legend, shall be delivered to the Participant or the Participant’s beneficiary or estate, as the case may be (or, in the case of book-entry Shares, such restrictions and restricted stock legend shall be removed from the confirmation and account statements delivered to the Participant or the Participant’s beneficiary or estate, as the case may be, in book-entry form).

7.4     Payment of Restricted Share Units. Each Restricted Share Unit shall have a value equal to the Fair Market Value of a Share. Restricted Share Units may be paid in cash, Shares, other securities or other property, as determined in the sole discretion of the Committee, upon the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement. The applicable Award Agreement shall specify whether a Participant will be entitled to receive dividend equivalent rights in respect of Restricted Share Units at the time of any payment of dividends to shareholders on Shares. If the applicable Award Agreement specifies that a Participant will be entitled to dividend equivalent rights, (i) the amount of any such dividend equivalent right shall equal the amount that would be payable to the Participant as a shareholder in respect of a number of Shares equal to the number of vested Restricted Share Units then credited to the Participant, and (ii) any such dividend equivalent right shall be paid in accordance with the Company’s payment practices as may be established from time to time and as of the date on which such dividend would have been payable in respect of outstanding Shares (and in accordance with Section 409A of the Code with regard to Awards subject thereto); provided, that no dividend equivalents shall be paid on Restricted Share Units that are not yet vested. Except as otherwise determined by the Committee at or after grant, Restricted Share Units may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of, and all Restricted Share Units and all rights of the grantee to such Restricted Share Units shall terminate, without further obligation on the part of the Company, unless the grantee remains in continuous employment of the Company for the entire restricted period in relation to which such Restricted Share Units were granted and unless any other restrictive conditions relating to the Restricted Share Unit Award are met.

8.     Performance Awards.

8.1     Grant. The Committee shall have sole and complete authority to determine the Participants who shall receive a Performance Award, which shall consist of a right that is (i) denominated in cash or Shares (including but not limited to Restricted Shares and Restricted Share Units), (ii) valued, as determined by the Committee, in accordance with the achievement of such performance goals during such performance periods as the Committee shall establish, and (iii) payable at such time and in such form as the Committee shall determine.

8.2     Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award, and may amend specific provisions of the Performance Award; provided, however, that such amendment may not adversely affect existing Performance Awards made within a performance period commencing prior to implementation of the amendment.

8.3     Payment of Performance Awards. Performance Awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with the procedures established by the Committee, on a deferred basis. Separation from Service prior to the end of any performance period, other than for reasons of death or Disability, will result in the forfeiture of the Performance Award, and no payments will be made. Notwithstanding the foregoing, the Committee may in its discretion, waive any performance goals and/or other terms and conditions relating to a Performance Award. A Participant’s rights to any Performance Award may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of in any manner, except by will or the laws of descent and distribution, and/or except as the Committee may determine at or after grant.

9.     Other Stock-Based Awards.

The Committee shall have the authority to determine the Participants who shall receive an Other Stock-Based Award, which shall consist of any right that is (i) not an Award described in Sections 6 and 7 above and (ii) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award.

10.     Non-Employee Director and Outside Director Awards.

10.1     The Board may provide that all or a portion of a Non-Employee Director’s annual retainer, meeting fees and/or other awards or compensation as determined by the Board, be payable (either automatically or at the election of a Non-Employee Director) in the form of Non-Qualified Stock Options, Restricted Shares, Restricted Share Units and/or Other Stock-Based Awards, including unrestricted Shares. The Board shall determine the terms and conditions of any such Awards, including the terms and conditions which shall apply upon a termination of the Non-Employee Director’s service as a member of the Board, and shall have full power and authority in its discretion to administer such Awards, subject to the terms of the Plan and applicable law.

10.2     The Board may also grant Awards to Outside Directors pursuant to the terms of the Plan, including any Award described in Sections 6, 7, 8, and 9 above. With respect to such Awards, all references in the Plan to the Committee shall be deemed to be references to the Board.

11.     Provisions Applicable to Covered Officers and Performance Awards.

11.1     Notwithstanding anything in the Plan to the contrary, unless the Committee determines that a Performance Award to be granted to a Covered Officer should not qualify as “performance-based compensation” for purposes of Section 162(m), Performance Awards granted to Covered Officers shall be subject to the terms and provisions of this Section 11.

11.2     The Committee may grant Performance Awards to Covered Officers based solely upon the attainment of performance targets related to one or more performance goals selected by the Committee from among the goals specified below. For the purposes of this Section 11, performance goals shall be limited to one or more of the following Company, Subsidiary, operating unit, business segment or division financial performance measures:

(a)     earnings before any one or more of the following: interest, taxes, depreciation, amortization and/or stock compensation;

(b)     operating (or gross) income or profit;

(c)     operating efficiencies;

(d)     return on equity, assets, capital, capital employed or investment;

(e)     after tax operating income;

(f)     net income;

(g)     earnings or book value per Share;

(h)     financial ratios;

(i)     cash flow(s);

(j)	total sales or revenues or sales or revenues per employee;

(k)	production (separate work units or SWUs);

(l)	stock price or total shareholder return;

(m)	dividends;

(n)	debt or cost reduction;

(o)

strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals (including, without limitation, developmental, strategic or manufacturing milestones of products or projects in development, execution of contracts with current or prospective customers and development of business expansion strategies) and goals relating to acquisitions, joint ventures or collaborations or divestitures; or

(p)	any combination thereof.

Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company or any Subsidiary, operating unit, business segment or division of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, shareholders’ equity and/or Shares outstanding, or to assets or net assets. The Committee may appropriately adjust any evaluation of performance under criteria set forth in this Section 11.2 to exclude any of the following events that occurs during a performance period: (i) asset impairments or write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs, (v) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year, (vi) the effect of adverse federal, governmental or regulatory action, or delays in federal, governmental or regulatory action or (vii) any other event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management; provided that the Committee commits to make any such adjustments within the 90 day period set forth in Section 11.4.

11.3     With respect to any Covered Officer, the maximum annual number of Shares in respect of which all Performance Awards may be granted under Section 8 of the Plan is 2,000,000.

11.4     In the case of grants of Performance Awards with respect to which compliance with Section 162(m) is intended, no later than 90 days following the commencement of each performance period (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (1) select the performance goal or goals applicable to the performance period, (2) establish the various targets and bonus amounts which may be earned for such performance period, and (3) specify the relationship between performance goals and targets and the amounts to be earned by each Covered Officer for such performance period. Following the completion of each performance period, the Committee shall certify in writing whether the applicable performance targets have been achieved and the amounts, if any, payable to Covered Officers for such performance period. In determining the amount earned by a Covered Officer for a given performance period, subject to any applicable Award Agreement, the Committee shall have the right to reduce (but not increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant in its sole discretion to the assessment of individual or corporate performance for the performance period.

11.5     Unless otherwise expressly stated in the relevant Award Agreement, each Award granted to a Covered Officer under the Plan is intended to be performance-based compensation within the meaning of Section 162(m). Accordingly, unless otherwise determined by the Committee, if any provision of the Plan or any Award Agreement relating to such an Award does not comply or is inconsistent with Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee discretion to increase the amount of compensation otherwise payable to a Covered Officer in connection with any such Award upon the attainment of the performance criteria established by the Committee.

12.     Separation from Service.

The Committee shall have the full power and authority to determine the terms and conditions that shall apply to any Award upon a Separation from Service with the Company, its Subsidiaries and Affiliates, including a separation from the Company with or without Cause, by a Participant voluntarily, or by reason of death, Disability, Early Retirement or Retirement, and may provide such terms and conditions in the Award Agreement or in such rules and regulations as it may prescribe.

13.     Change in Control.

13.1     Certain Terminations. Unless otherwise provided by the Committee, or in an Award Agreement or by a contractual agreement between the Company and a Participant, if, within one year following a Change in Control, a Participant Separates from Service with the Company (or its successor) by reason of (a) death; (b) Disability; (c) Normal Retirement or Early Retirement; (d) for Good Reason by the Participant; or (e) involuntary termination by the Company for any reason other than for Cause, all outstanding Awards of such Participant shall vest, become immediately exercisable and payable and have all restrictions lifted. For purposes of an Award subject to Section 409A of the Code, Good Reason shall exist only if (i) the Participant notifies the Company of the event establishing Good Reason within 90 days of its initial existence, (ii) the Company is provided 30 days to cure such event and (iii) the Participant Separates from Service with the Company (or its successor) within 180 days of the initial occurrence of the event.

13.2     Accelerated Vesting. The Committee may (in accordance with Section 409A, to the extent applicable), in its discretion, provide in any Award Agreement, or, in the event of a Change in Control, may take such actions as it deems appropriate to provide, for the acceleration of the exercisability, vesting and/or settlement in connection with such Change in Control of each or any outstanding Award or portion thereof and Shares acquired pursuant thereto upon such conditions (if any), including termination of the Participant’s service prior to, upon, or following such Change in Control, to such extent as the Committee shall determine. In the event of a Change of Control, and without the consent of any Participant, the Committee may, in its discretion, provide that for a period of at least fifteen (15) days prior to the Change in Control, any Options or Stock Appreciation Rights shall be exercisable as to all Shares subject thereto and that upon the occurrence of the Change in Control, such Stock Options or Stock Appreciation Rights shall terminate and be of no further force and effect.

13.3     Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the "Acquiror"), may (in accordance with Section 409A, to the extent applicable), without the consent of any Participant, either assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable; provided, that in the event of such an assumption, the Acquiror must grant the rights set forth in Section 13.1 to the Participant in respect of such assumed Awards. For purposes of this Section, if so determined by the Committee, in its discretion, an Award denominated in Shares shall be deemed assumed if, following the Change in Control, the Award (as adjusted, if applicable, pursuant to Section 4.2 hereof) confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each Share subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Shares pursuant to the Change in Control. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

13.4     Cash-Out of Awards. The Committee may (in accordance with Section 409A, to the extent applicable), in its discretion at or after grant and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award or a portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested Share (and each unvested Share, if so determined by the Committee) subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per Share in the Change in Control, reduced by the exercise or purchase price per share, if any, under such Award (which payment may, for the avoidance of doubt, be $0, in the event the per share exercise or purchase price of an Award is greater than the per share consideration in connection with the Change in Control). In the event such determination is made by the Committee, the amount of such payment (reduced by applicable withholding taxes, if any), if any, shall be paid to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and may be paid in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

13.5     Performance Awards. The Committee may (in accordance with Section 409A, to the extent applicable), in its discretion at or after grant, provide that in the event of a Change in Control, (i) any outstanding Performance Awards relating to performance periods ending prior to the Change in Control which have been earned but not paid shall become immediately payable, (ii) all then-in-progress performance periods for Performance Awards that are outstanding shall end, and either (A) any or all Participants shall be deemed to have earned an award equal to the relevant target award opportunity for the performance period in question, or (B) at the Committee’s discretion, the Committee shall determine the extent to which performance criteria have been met with respect to each such Performance Award, if at all, and (iii) the Company shall cause to be paid to each Participant such partial or full Performance Awards, in cash, Shares or other property as determined by the Committee, within thirty (30) days of such Change in Control, based on the Change in Control consideration, which amount may be zero if applicable. In the absence of such a determination, any Performance Awards relating to performance periods that will not have ended as of the date of a Change in Control shall be terminated and canceled for no further consideration.

14.     Amendment and Termination.

14.1     Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time (and in accordance with Section 409A of the Code with regard to Awards subject thereto); provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement for which or with which the Board deems it necessary or desirable to comply.

14.2     Amendments to Awards. Subject to the restrictions of Section 6.2, the Committee may waive any conditions or rights under, amend any terms of or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively in time (and in accordance with Section 409A of the Code with regard to Awards subject thereto); provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

14.3     Adjustments of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make equitable and proportionate adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (and shall make such adjustments for the events described in Section 4.2 hereof) affecting the Company, any Subsidiary or Affiliate, or the financial statements of the Company or any Subsidiary or Affiliate, or of changes in applicable laws, regulations or accounting principles.

15.     General Provisions.

15.1     Limited Transferability of Awards. Except as otherwise provided in the Plan, an Award Agreement or by the Committee at or after grant, no Award shall be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant, except by will or the laws of descent and distribution. No transfer of an Award by will or by laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary or appropriate to establish the validity of the transfer. No transfer of an Award for value shall be permitted under the Plan.

15.2. Compliance with Section 409A of the Code. No Award (or modification thereof) shall provide for deferral of compensation that does not comply with Section 409A of the Code unless the Committee, at the time of grant, specifically provides that the Award is not intended to comply with Section 409A of the Code. Notwithstanding any provision of this Plan to the contrary, if one or more of the payments or benefits received or to be received by a Participant pursuant to an Award would cause the Participant to incur any additional tax or interest under Section 409A of the Code, the Committee may reform such provision to maintain to the maximum extent practicable the original intent of the applicable provision without violating the provisions of Section 409A of the Code. In addition, if a Participant is a Specified Employee at the time of his or her Separation from Service, any payments with respect to any Award subject to Section 409A of the Code to which the Participant would otherwise be entitled by reason of such Separation from Service shall be made on the date that is six months after the Participant’s Separation from Service (or, if earlier, the date of the Participant’s death). Although the Company intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law. The Company shall not be liable to any Participant for any tax, interest, or penalties that Participant might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

15.3     No Rights to Awards. No Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each Participant.

15.4     Share Certificates. All certificates for Shares or other securities of the Company or any Subsidiary or Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the SEC or any state securities commission or regulatory authority, any stock exchange or other market upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

15.5     Tax Withholding. A Participant may be required to pay to the Company or any Subsidiary or Affiliate and the Company or any Subsidiary or Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan, or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding or other tax-related obligations in respect of an Award, its exercise or any other transaction involving an Award, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Committee may provide for additional cash payments to holders of Options to defray or offset any tax arising from the grant, vesting, exercise or payment of any Award. Without limiting the generality of the foregoing, the Committee may in its discretion permit a Participant to satisfy or arrange to satisfy, in whole or in part, the tax obligations incident to an Award by: (a) electing to have the Company withhold Shares or other property otherwise deliverable to such Participant pursuant to the Award (provided, however, that the amount of any Shares so withheld shall not exceed the amount necessary to satisfy required federal, state local and foreign withholding obligations using the minimum statutory withholding rates for federal, state, local and/or foreign tax purposes, including payroll taxes, that are applicable to supplemental taxable income) and/or (b) tendering to the Company Shares owned by such Participant (or by such Participant and his or her spouse jointly) and purchased or held for the requisite period of time as may be required to avoid the Company’s or the Affiliates’ or Subsidiaries’ incurring an adverse accounting charge, based, in each case, on the Fair Market Value of the Shares on the payment date as determined by the Committee. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

15.6     Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement that shall be delivered to the Participant and may specify the terms and conditions of the Award and any rules applicable thereto. In the event of a conflict between the terms of the Plan and any Award Agreement, the terms of the Plan shall prevail. The Committee shall, subject to applicable law, determine the date an Award is deemed to be granted. The Committee or, except to the extent prohibited under applicable law, its delegate(s) may establish the terms of agreements or other documents evidencing Awards under this Plan and may, but need not, require as a condition to any such agreement’s or document’s effectiveness that such agreement or document be executed by the Participant, including by electronic signature or other electronic indication of acceptance, and that such Participant agree to such further terms and conditions as specified in such agreement or document. The grant of an Award under this Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in this Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the agreement or other document evidencing such Award.

15.7     No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Subsidiary or Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of Options, Restricted Shares, Restricted Share Units, Other Stock-Based Awards or other types of Awards provided for hereunder.

15.8     No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Subsidiary or Affiliate. Further, the Company or a Subsidiary or Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in an Award Agreement.

15.9     No Rights as Shareholder. Subject to the provisions of the Plan and the applicable Award Agreement, no Participant or holder or beneficiary of any Award shall have any rights as a shareholder with respect to any Shares to be distributed under the Plan until such person has become a holder of such Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Shares hereunder, the applicable Award Agreement shall specify if and to what extent the Participant shall not be entitled to the rights of a shareholder in respect of such Restricted Shares.

15.10     Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Florida without giving effect to conflicts of laws principles.

15.11     Severability. If any provision of the Plan or any Award is, or becomes, or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

15.12     Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation (including applicable non-U.S. laws or regulations) or entitle the Company to recover the same under Exchange Act Section 16(b), and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary.

15.13     No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary or Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Subsidiary or Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Subsidiary or Affiliate.

15.14     No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

15.15     Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

16.     Term of The Plan.

16.1     Effective Date. The Plan shall be effective as of the first date it has been approved by both the Board and by the Company’s shareholders.

16.2     Expiration Date. No new Awards shall be granted under the Plan after the tenth (10th) anniversary of the Effective Date. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after the tenth (10th) anniversary of the Effective Date.

VOTE ON INTERNET Go to http://www.vstocktransfer.com/proxy and log-on using the below control number.

CONTROL # VOTE BY MAIL Mark, sign and date your proxy card and return it in the envelope we have provided.

* SPECIMEN * 1 MAIN STREET ANYWHERE PA 99999-9999	VOTE IN PERSON If you would like to vote in person, please attend the Special Meeting to be held on August 27, 2019 at 10:00 a.m. EST. VOTE BY E-MAIL

Mark, sign and date your proxy card and send it to vote@vstocktransfer.com.

VOTE BY FAX Mark, sign and date your proxy card and fax it to 646-536-3179.

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope, or via Fax.

Special Meeting Proxy Card - Common Stock

DETACH PROXY CARD HERE TO VOTE BY MAIL

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, AND 3.

(1)	To approve an amendment to the Company's Articles of Incorporation changing the Company’s name to Cyclo Therapeutics, Inc.;

VOTE FOR	VOTE AGAINST	ABSTAIN

(2)	To approve the Company's 2019 Omnibus Equity Incentive Plan;

VOTE FOR	VOTE AGAINST	ABSTAIN

(3)

To grant the Board of Directors discretionary authority to amend the Company’s Articles of Incorporation to effect a reverse split of the Company’s Common Stock in such ratio as shall be determined by the Board of Directors at a later date, but which shall be no greater than a one-for-15 reverse stock split.

VOTE FOR	VOTE AGAINST	ABSTAIN

Date	Signature	Signature, if held jointly

To change the address on your account, please check the box at right and indicate your new address.    ☐

CTD HOLDINGS, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints N. Scott Fine and Jeffrey L. Tate and each of them, with full power of substitution, as proxy to represent and vote all shares of common stock, par value $0.0001 per share, of CTD HOLDINGS, INC. (“CTD,” the “Company,” “we,” “our,” and “us”) beginning on August 27, 2019 in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board of Directors” or the “Board”) to be used at the Special Meeting of Shareholders (the “Special Meeting”) to be held on August 27, 2019 at 10:00 A.M. (Eastern Standard Time) and at any postponement of adjournment thereof. The Special Meeting will be held at the offices of Fox Rothschild LLP, 101 Park Avenue, 17th Floor, New York, New York 10178.

This proxy, when properly executed, will be voted as directed. If no direction is made, the proxy shall be voted FOR the approval to change the Company’s name to Cyclo Therapeutics, Inc., FOR the approval of Company 2019 Omnibus Equity Incentive Plan, FOR the approval of granting our Board of Directors to effect a reverse split of the Company’s Common Stock, and in the case of other matters that legally come before the meeting, as said proxy(s) may deem advisable.

Please check here if you plan to attend the Special Meeting of Shareholders on August 27, 2019 at 10:00 a.m. (EST). ☐

PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE

(Continued and to be signed on Reverse Side)